January 25, 1999

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re:  Mellon Residential Funding Corporation
               Home Equity Installment Loan Trust 1998-1 Mortgage Pass-Through Certificates, Series MHELT 1998-1; File No. 333-24453.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the
          "Trust") created pursuant to a Pooling and Servicing Agreement dated as of June 30, 1998 (the "Pooling and Servicing
          Agreement") among Mellon Residential Funding Corporation, a
          Delaware Corporation, as depositor (the "Depositor"), Mellon
          Bank, N.A. a national banking association organized under the laws of the United States, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "master Servicer"), and Bankers Trust Company of California, N.A., a national banking association organized under the laws of the United States, as trustee (the "Trustee") is a Current Report on Form 8-K (the "Report").

          The Mellon Bank Home Equity Installment Loan Trust 1998-1 Mortgage Pass-Through Certificates, Series MHELT 1998-1 (collectively, the "Certificates") will represent the entire beneficial interest in Mellon Bank Home Equity Installment Loan Trust 1998-1 (the "Trust Fund"). The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of fixed-rate Mortgage Loans secured by first or second liens on one- to four-family residential properties. Only the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class B (collectively, the "Offered Certificates") are offered hereby.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-24453). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Mellon Bank Residential Funding Corporation for Mellon Bank Home Equity Installment Loan trust 1998-1 Mortgage Pass-Through Certificates, Series MHELT 1998-1.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  August 25, 1998


                        MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of June 30, 1998, which forms Mellon Bank Home Equity Installment
                                 Loan Trust 1998-1.


                        MELLON RESIDENTIAL FUNDING CORPORATION
                 (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                 333-24453                                23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                          Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of October 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1998.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of June 30, 1998.


          Date:  January 25, 1999           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of October 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1998.





  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1998-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MEHLT 1998-1
Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   48,500,000.00  47,200,071.75     252,520.38   1,337,366.86   1,
>589,887.24           0.00           0.00  45,862,704.89
          A-2   13,500,000.00  13,500,000.00      69,862.50           0.00
> 69,862.50           0.00           0.00  13,500,000.00
          A-3   22,200,000.00  22,200,000.00     116,920.00           0.00
>116,920.00           0.00           0.00  22,200,000.00
          A-4   24,339,000.00  24,339,000.00     131,836.25           0.00
>131,836.25           0.00           0.00  24,339,000.00
          A-5   13,200,000.00  13,200,000.00      69,300.00           0.00
> 69,300.00           0.00           0.00  13,200,000.00
          B     10,590,000.00  10,590,000.00      60,539.50           0.00
> 60,539.50           0.00           0.00  10,590,000.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00














TOTALS         132,329,000.00 131,029,071.75     700,978.63   1,337,366.86   2,
>038,345.49           0.00           0.00 129,691,704.89

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  585525BP2          973.197356       5.206606      27.574574
> 32.781180     945.622781       6.420000%      6.420000%
          A-2  585525BQ0        1,000.000000       5.175000       0.000000
>  5.175000   1,000.000000       6.210000%      6.210000%
          A-3  585525BR8        1,000.000000       5.266667       0.000000
>  5.266667   1,000.000000       6.320000%      6.320000%
          A-4  585525BS6        1,000.000000       5.416667       0.000000
>  5.416667   1,000.000000       6.500000%      6.500000%
          A-5  585525BT4        1,000.000000       5.250000       0.000000
>  5.250000   1,000.000000       6.300000%      6.300000%
          B    585525BU1        1,000.000000       5.716667       0.000000
>  5.716667   1,000.000000       6.860000%      6.860000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
                                    0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%












SELLER:                       Mellon Bank, N.A.                            ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Mellon Bank, N.A.
>                          Bankers Trust Company
LEAD UNDERWRITER:             J.P. Morgan & Co.
>                           3 Park Plaza
RECORD DATE:                  August 31, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            September 25, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                          MELLON BANK

>                                                       HOME EQUITY INSTALLMENT
> LOAN TRUST 1998-1

>                                                       MORTGAGE PASS-THROUGH C
>ERTIFICATES

>                                                        SERIES MEHLT 1998-1

>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  September 25, 1998


>                                                        DELINQUENT AND
>                                               LOANS       LOANS       LOANS
>

>                                                        FORECLOSURE LOAN
>             30 TO 59  60 TO 89   90 PLUS       IN           IN         IN

>                                                        INFORMATION *
>               DAYS      DAYS       DAYS    FORECLOSURE     REO     BANKRUPTCY
>

>                                                          GROUP 1     PRINCIPA
>L BALANCE   325,490.0030,751.00        0.00        0.00        0.00       0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE            0.2505%   0.0237%     0.0000%     0.0000%    0.0000%    0.0000%
>

>                                                        NUMBER OF LOANS
>                    8         1           0           0           0          0
>

>                                                        PERCENTAGE OF LOANS
>               0.3386%   0.0423%     0.0000%     0.0000%     0.0000%   0.0000%
>

>                                                       * FORECLOSURES, REOS, A
>ND BANKRUPTCIES ARE NOT INCLUDED IN THE DELINQUENCY BUCKETS



>                                                        BEGINNING POOL BALANCE
>                                                                  131,149,6821
>

>                                                        ENDING POOL BALANCE
>                                                                129,922,172.93
>


>                                                        BEGINNING LOAN COUNT
>                                                                          2384
>

>                                                        ENDING LOAN COUNT
>                                                                          2363
>


>                                                       TOTAL PRINCIPAL COLLECT
>IONS                                                              1,227,509.68
>

>                                                       TOTAL INTEREST COLLECTI
>ONS                                                                 951,598.95
>



>                                                       NUMBER OF LOANS SUBJECT
> TO PRINCIPAL PREPAYMENTS                                                   21
>

>                                                       AGGREGATE BALANCE OF PR
>EPAYMENTS IN FULL                                                   908,607.36
>


>                                                        POOL REALIZED LOSSES
>                                                                          0.00
>

>                                                        LIQUIDATION PROCEEDS
>                                                                          0.00
>


>                                                       THE EXTRA PRINCIPAL DIS
>TRIBUTION AMOUNT                                                    109,857.18
>

>                                                       THE OVERCOLLATERALIZATI
>ON AMOUNT                                                           230,468.04
>

>                                                       THE OVERCOLLATERALIZATI
>ON DEFICIENCY                                                     1,202,679.14
>


>                                                       ACCRUED SERVICING FEE F
>OR THE RELATED DUE PERIOD                                            54,645.70
>

>                                                       LESS:  COMPENSATING INT
>EREST                                                               (1,703.86)
>

>                                                                  DELINQUENT S
>ERVICING FEES                                                       (5,975.33)
>


>                                                        COLLECT SERVICING FEES
>FOR THE RELATED DUE PERIOD                                           46,966.51
>


>                                                       DOES A TRIGGER EVENT EX
>IST?                                                                NO


>                                                        PROPERTIES IN REO:

>                                                        LOAN NUMBER:
>  STATED PRINCIPAL BALANCE










>
>                          Page 2 of 2                   (c) COPYRIGHT 1998 B
>



























































































































ankers Trust Company






  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1998-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MEHLT 1998-1
Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   48,500,000.00  45,862,704.89     245,365.47   1,574,679.12   1,
>820,044.59           0.00           0.00  44,288,025.77
          A-2   13,500,000.00  13,500,000.00      69,862.50           0.00
> 69,862.50           0.00           0.00  13,500,000.00
          A-3   22,200,000.00  22,200,000.00     116,920.00           0.00
>116,920.00           0.00           0.00  22,200,000.00
          A-4   24,339,000.00  24,339,000.00     131,836.25           0.00
>131,836.25           0.00           0.00  24,339,000.00
          A-5   13,200,000.00  13,200,000.00      69,300.00           0.00
> 69,300.00           0.00           0.00  13,200,000.00
          B     10,590,000.00  10,590,000.00      60,539.50           0.00
> 60,539.50           0.00           0.00  10,590,000.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00














TOTALS         132,329,000.00 129,691,704.89     693,823.72   1,574,679.12   2,
>268,502.84           0.00           0.00 128,117,025.77

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  585525BP2          945.622781       5.059082      32.467611
> 37.526693     913.155171       6.420000%      6.420000%
          A-2  585525BQ0        1,000.000000       5.175000       0.000000
>  5.175000   1,000.000000       6.210000%      6.210000%
          A-3  585525BR8        1,000.000000       5.266667       0.000000
>  5.266667   1,000.000000       6.320000%      6.320000%
          A-4  585525BS6        1,000.000000       5.416667       0.000000
>  5.416667   1,000.000000       6.500000%      6.500000%
          A-5  585525BT4        1,000.000000       5.250000       0.000000
>  5.250000   1,000.000000       6.300000%      6.300000%
          B    585525BU1        1,000.000000       5.716667       0.000000
>  5.716667   1,000.000000       6.860000%      6.860000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
                                    0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%












SELLER:                       Mellon Bank, N.A.                            ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Mellon Bank, N.A.
>                          Bankers Trust Company
LEAD UNDERWRITER:             J.P. Morgan & Co.
>                           3 Park Plaza
RECORD DATE:                  September 30, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            October 26, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                          MELLON BANK

>                                                       HOME EQUITY INSTALLMENT
> LOAN TRUST 1998-1

>                                                       MORTGAGE PASS-THROUGH C
>ERTIFICATES

>                                                        SERIES MEHLT 1998-1

>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 26, 1998


>                                                        DELINQUENT AND
>                                               LOANS       LOANS       LOANS
>

>                                                        FORECLOSURE LOAN
>             30 TO 59  60 TO 89   90 PLUS       IN           IN         IN

>                                                        INFORMATION *
>               DAYS      DAYS       DAYS    FORECLOSURE     REO     BANKRUPTCY
>

>                                                           GROUP 1    PRINCIPA
>L BALANCE   142,397.0093,234.00        0.00        0.00        0.00       0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE            0.1109%   0.0726%     0.0000%     0.0000%    0.0000%    0.0000%
>

>                                                        NUMBER OF LOANS
>                    5         3           0           0           0          0
>

>                                                        PERCENTAGE OF LOANS
>               0.2141%   0.1285%     0.0000%     0.0000%    0.0000%    0.0000%
>

>                                                       * FORECLOSURES, REOS, A
>ND BANKRUPTCIES ARE NOT INCLUDED IN THE DELINQUENCY BUCKETS



>                                                        BEGINNING POOL BALANCE
>                                                                129,922,172.93
>

>                                                        ENDING POOL BALANCE
>                                                                128,436,097.67
>


>                                                        BEGINNING LOAN COUNT
>                                                                          2363
>

>                                                        ENDING LOAN COUNT
>                                                                          2335
>


>                                                       TOTAL PRINCIPAL COLLECT
>IONS                                                              1,486,075.26
>

>                                                       TOTAL INTEREST COLLECTI
>ONS                                                                 972,255.44
>



>                                                       NUMBER OF LOANS SUBJECT
> TO PRINCIPAL PREPAYMENTS                                                   28
>

>                                                       AGGREGATE BALANCE OF PR
>EPAYMENTS IN FULL                                                 1,236,919.96
>


>                                                        POOL REALIZED LOSSES
>                                                                          0.00
>

>                                                        LIQUIDATION PROCEEDS
>                                                                          0.00
>


>                                                       THE EXTRA PRINCIPAL DIS
>TRIBUTION AMOUNT                                                     88,603.86
>

>                                                       THE OVERCOLLATERALIZATI
>ON AMOUNT                                                           319,071.90
>

>                                                       THE OVERCOLLATERALIZATI
>ON DEFICIENCY                                                     1,092,821.96
>


>                                                       ACCRUED SERVICING FEE F
>OR THE RELATED DUE PERIOD                                            54,134.24
>

>                                                       LESS:  COMPENSATING INT
>EREST                                                                 (265.73)
>

>                                                                  DELINQUENT S
>ERVICING FEES                                                       (7,785.44)
>


>                                                        COLLECT SERVICING FEES
>FOR THE RELATED DUE PERIOD                                           46,083.07
>


>                                                       DOES A TRIGGER EVENT EX
>IST?                                                                NO


>                                                        PROPERTIES IN REO:

>                                                        LOAN NUMBER:
>  STATED PRINCIPAL BALANCE










>
>                          Page 2 of 2                    (c) COPYRIGHT 1998 B
>



























































































































ankers Trust Company






  MELLON BANK
HOME EQUITY INSTALLMENT LOAN TRUST 1998-1
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES MEHLT 1998-1
Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   48,500,000.00  44,288,025.77     236,940.94   1,438,522.47   1,
>675,463.41           0.00           0.00  42,849,503.30
          A-2   13,500,000.00  13,500,000.00      69,862.50           0.00
> 69,862.50           0.00           0.00  13,500,000.00
          A-3   22,200,000.00  22,200,000.00     116,920.00           0.00
>116,920.00           0.00           0.00  22,200,000.00
          A-4   24,339,000.00  24,339,000.00     131,836.25           0.00
>131,836.25           0.00           0.00  24,339,000.00
          A-5   13,200,000.00  13,200,000.00      69,300.00           0.00
> 69,300.00           0.00           0.00  13,200,000.00
          B     10,590,000.00  10,590,000.00      60,539.50           0.00
> 60,539.50           0.00           0.00  10,590,000.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00














TOTALS         132,329,000.00 128,117,025.77     685,399.19   1,438,522.47   2,
>123,921.66           0.00           0.00 126,678,503.30

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  585525BP2          913.155171       4.885380      29.660257
> 34.545637     883.494913       6.420000%      6.420000%
          A-2  585525BQ0        1,000.000000       5.175000       0.000000
>  5.175000   1,000.000000       6.210000%      6.210000%
          A-3  585525BR8        1,000.000000       5.266667       0.000000
>  5.266667   1,000.000000       6.320000%      6.320000%
          A-4  585525BS6        1,000.000000       5.416667       0.000000
>  5.416667   1,000.000000       6.500000%      6.500000%
          A-5  585525BT4        1,000.000000       5.250000       0.000000
>  5.250000   1,000.000000       6.300000%      6.300000%
          B    585525BU1        1,000.000000       5.716667       0.000000
>  5.716667   1,000.000000       6.860000%      6.860000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
                                    0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%












SELLER:                       Mellon Bank, N.A.                            ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Mellon Bank, N.A.
>                          Bankers Trust Company
LEAD UNDERWRITER:             J.P. Morgan & Co.
>                           3 Park Plaza
RECORD DATE:                  October 30, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            November 25, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                          MELLON BANK

>                                                       HOME EQUITY INSTALLMENT
> LOAN TRUST 1998-1

>                                                       MORTGAGE PASS-THROUGH C
>ERTIFICATES

>                                                        SERIES MEHLT 1998-1

>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 25, 1998


>                                                        DELINQUENT AND
>                                               LOANS       LOANS       LOANS
>

>                                                        FORECLOSURE LOAN
>             30 TO 59  60 TO 89   90 PLUS       IN           IN         IN

>                                                        INFORMATION *
>               DAYS      DAYS       DAYS    FORECLOSURE     REO     BANKRUPTCY
>

>                                                           GROUP 1    PRINCIPA
>L BALANCE   381,535.0062,483.00        0.00        0.00        0.00       0.00
>

>                                                       PERCENTAGE OF POOL BALA
>NCE            0.2996%   0.0491%     0.0000%     0.0000%    0.0000%    0.0000%
>

>                                                        NUMBER OF LOANS
>                    6         2           0           0           0          0
>

>                                                        PERCENTAGE OF LOANS
>               0.2588%   0.0863%     0.0000%     0.0000%    0.0000%    0.0000%
>

>                                                       * FORECLOSURES, REOS, A
>ND BANKRUPTCIES ARE NOT INCLUDED IN THE DELINQUENCY BUCKETS



>                                                        BEGINNING POOL BALANCE
>                                                                128,436,097.67
>

>                                                        ENDING POOL BALANCE
>                                                                127,355,276.96
>


>                                                        BEGINNING LOAN COUNT
>                                                                          2335
>

>                                                        ENDING LOAN COUNT
>                                                                          2318
>


>                                                       TOTAL PRINCIPAL COLLECT
>IONS                                                              1,080,820.71
>

>                                                       TOTAL INTEREST COLLECTI
>ONS                                                                 958,026.28
>



>                                                       NUMBER OF LOANS SUBJECT
> TO PRINCIPAL PREPAYMENTS                                                   17
>

>                                                       AGGREGATE BALANCE OF PR
>EPAYMENTS IN FULL                                                   819,541.52
>


>                                                        POOL REALIZED LOSSES
>                                                                          0.00
>

>                                                        LIQUIDATION PROCEEDS
>                                                                          0.00
>


>                                                       THE EXTRA PRINCIPAL DIS
>TRIBUTION AMOUNT                                                    357,701.76
>

>                                                       THE OVERCOLLATERALIZATI
>ON AMOUNT                                                           676,773.66
>

>                                                       THE OVERCOLLATERALIZATI
>ON DEFICIENCY                                                      1,004,218.1
>


>                                                       ACCRUED SERVICING FEE F
>OR THE RELATED DUE PERIOD                                            53,515.04
>

>                                                       LESS:  COMPENSATING INT
>EREST                                                                 (170.48)
>

>                                                                  DELINQUENT S
>ERVICING FEES                                                       (9,336.80)
>


>                                                      n COLLECT SERVICING FEES
>FOR THE RELATED DUE PERIOD                                           44,007.76
>


>                                                       DOES A TRIGGER EVENT EX
>IST?                                                                NO


>                                                        PROPERTIES IN REO:

>                                                        LOAN NUMBER:
>  STATED PRINCIPAL BALANCE










>
>                          Page 2 of 2                    (c) COPYRIGHT 1998 B
>



























































































































ankers Trust Company